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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
                                 --------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2006
                                 --------------
                       INTERMAGNETICS GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                       001-11344              14-1537454
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122


          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         At a regularly scheduled meeting of the Board of Directors of Intermagnetics General Corporation held on January 20, 2006, the Board unanimously approved a revision to the Company's Director Compensation Plan (the "Plan"). Under the Plan as adopted, Directors receive an annual cash retainer of $30,000 plus meeting fees of $2,500 per meeting and committee fees of $1,500 for committee meetings that are held other than in conjunction with a regularly scheduled board meeting. This resulted in total cash compensation of approximately $55,000, depending on the number of committee meetings for which compensation was paid. The Board determined that for purposes of fee simplification, it would amend the Plan to (a) provide for an annual cash retainer of $60,000 and (b) eliminate all meeting fees.

         In addition, the Board determined that it would continue its practices under the Plan of supplemental compensation for committee chairs and determining the number of shares each director would receive as part of his equity retainer by dividing the twelve month average closing stock price (measured from January 31, 2005 to January 30, 2006) into $60,000. These shares will be issued on January 31 in accordance with the terms of the Plan.

         The registrant also approved under the terms of the Company's Enhanced Benefit Plan a lump sum severance in the gross amount of $465,000 to the former president of one of the Company's subsidiaries, Invivo Corporation. The Company's chief executive officer will serve as acting president of Invivo until a replacement is found.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

              The following Exhibits are filed or furnished with this Form 8-K.


              EXHIBIT NO.                DESCRIPTION
              -----------                -----------
                 10.1*          2003 Director Compensation Plan
                 10.2           Enhanced Benefit Plan

* incorporated herein by reference to Exhibit 10.17 of the Annual Report on Form 10-K filed by the Company for the fiscal year ended May 25, 2003.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            INTERMAGNETICS GENERAL CORPORATION

Date: January 26, 2006                      By:  /s/ Michael K. Burke
                                               ---------------------------------
                                               Michael K. Burke
                                               Executive Vice President
                                               and Chief Financial Officer



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                                 EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------
  10.1*            2003 Director Compensation Plan
  10.2             Enhanced Benefit Plan

*incorporated herein by reference to Exhibit 10.17 of the Annual Report on Form 10-K filed by the Company for the fiscal year ended May 25, 2003.